EXHIBIT 10.126

  STATE OF TEXAS          )
                          )
  COUNTY OF DALLAS        )

                                OPTION AGREEMENT


        THIS OPTION AGREEMENT is entered into and shall be effective as of 12:01 a.m., May 1, 1995 (hereinafter referred to as the "Effective Date"), by and between READING & BATES DEVELOPMENT CO., a Delaware corporation, federal taxpayer identification no. 73-0797067, whose mailing address is 901 Threadneedle, Suite 200, Houston, Texas 77079 ("Assignor") and ENSERCH EXPLORATION, INC., a Texas corporation, federal taxpayer identification no. 75-2556975, whose mailing address is 4849 Greenville Avenue, Suite 1500, Dallas, Texas 75206 ("Assignee").

        In  consideration  of  the  payment  of  the  sum  of  One   Thousand
  ($1,000.00) Dollars and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby grant in favor of Assignee the option to purchase, upon the occurrence of a Change in Control of the Company, as hereinbelow defined, and on the terms and conditions described hereinbelow, the undivided right, title and interest reflected in Exhibit 1, Part (a) hereof, together with any and all right, title and interest which may be hereinafter acquired by Assignor pursuant to the terms of the Operating Agreement, dated effective May 1, 1995, entered into by Assignor and Assignee and third parties (the "Operating
  Agreement"),   in  and   to  the   following  described   properties  (the
  "Property"):

        (a)   The  oil, gas and  mineral leases described on  Exhibit 1, Part
              (a) (the "Leases"), together with a like interest with respect to the Leases in and to any and all (i) mineral interests,
              (ii) overriding or landowners' royalty interests, (iii) surface and subsurface interests and rights, (iv) beneficial, convertible or reversionary interests, (v) interest owned, claimed or acquired, or to be owned, claimed or acquired, by agreement, (vi) production payments, (vii) contractual interests owned pursuant to participation agreements, operating agreements or similar agreements, and (viii) any and all like or unlike interests, including without limitation those specific items identified on Exhibit 1, Part (a). This shall include any contractual rights providing for the acquisition or earning of any of the foregoing, and Assignor's rights in respect of any pooled, communitized or unitized acreage of which any of the foregoing is a part. (All of the foregoing shall be called collectively the "Leasehold Interests.")

        (b) Any and all wells, wellbores, pipe, gathering lines, compressors, facilities, equipment, platforms, pipelines and any and all other personal, real, movable and immovable property, fixtures or equipment which are located on or used directly in connection with the production, treatment or transportation of oil and gas from the Leasehold Interests, including, without limitation, those items specifically identified on Exhibit 1, Part (b) (the "Equipment").

        (c) Any and all easements, rights-of-way, and subsurface and surface rights associated or used in connection with any such easements or rights-of-way, which easements, rights-of-way and subsurface and surface rights have been obtained for use in connection with the Leasehold Interests (the "Gathering Facilities").

        (d) To the extent the same are assignable or transferable by Assignor and to the extent and only to the extent that the same relate to the ownership or operation of the Leasehold Interests, the Gathering Facilities or the Equipment on or after the Effective Date, a like interest in and to all orders, contracts, agreements (including without limitation all operating agreements, transportation agreements, unit agreements, participation agreements and processing agreements), instruments, licenses, authorizations, permits, audits, claims, liens, suits, settlements and demands, and other rights, privileges, benefits and powers conferred upon Assignor.

        Assignor and Assignee have heretofore entered into a Purchase and Sale Agreement, dated October 18, 1995 with Assignor, as Buyer, and
  Assignee,  as  Seller,  covering   the  Leases  (the  "Purchase  and  Sale
  Agreement")  and  the  Operating  Agreement   covering  the  Leases.    In
  connection with the obligations set forth in the Purchase and Sale Agreement and Operating Agreement, Assignor and Assignee do hereby agree that this Option Agreement shall be irrevocable until the occurrence of
  (i) ten (10) years from the date hereof; or (ii) the termination date of the Operating Agreement, as provided in Article 26 thereof, whichever occurs first.

       For purposes of this Option Agreement, a "Change in Control of the Company" shall mean a change in control of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act") or would have been required to be so reported but for the fact that such event had been "previously reported" as that term is defined in Rule 12b-2 of Regulation 12B of the Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred if (a) any Person is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange
  Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities ordinarily (apart from rights accruing under special circumstances) having the right to vote at elections of directors ("Voting Securities"), or (b) individuals who constitute the Board on the Effective Date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (either by specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (b), considered as though such person were a member of the Incumbent Board, or (c) a recapitalization of the Company occurs which results in either a decrease by 33% or more in the aggregate percentage ownership of Voting Securities held by Independent Shareholders (on a primary basis or on a fully diluted basis after giving effect to the exercise of stock options and warrants) or an increase in the aggregate percentage ownership of Voting Securities held by non-Independent Shareholders (on a primary basis or on a fully diluted basis after giving effect to the exercise of stock options and warrants) to greater than 50%. For purposes of this Option Agreement, "Company" shall be deemed to mean Assignor and the parent of Assignor and/or any other entity controlling a majority of the voting stock of Assignor. Furthermore, for purposes of this Option Agreement, the term "Person" shall mean and include any individual, corporation, partnership, group, association or other "person," as such term is used in Section 14(d) of the Exchange Act, other than the Company, a subsidiary of the Company or any employee benefit plan(s) sponsored or maintained by the Company or any subsidiary thereof, and the term "Independent Shareholder" shall mean any shareholder of the Company except any employee(s) or director(s) of the Company or any employee benefit plan(s) sponsored or maintained by the Company or any subsidiary thereof. For purposes of this Option Agreement, a "change in control of the Company" shall not be deemed to occur solely as the result of a spin-off or other distribution of the outstanding stock of the Buyer (or assignee or transferee of the Buyer to which Seller has consented under the provisions of Article 8.14 of the Operating Agreement, hereinafter a "permitted assignee") to the stockholders of the ultimate parent corporation controlling a majority of the voting stock of Buyer or any permitted assignee.

        Upon the occurrence of a Change in Control of the Company, Assignor shall give written notice to Assignee of such occurrence and Assignee shall have sixty (60) days from receipt of such notice within which to
  elect  to acquire  this  interest.   If  Assignee  elects to  acquire  the
  Property, written notice will be sent to Assignor prior to the expiration of ten (10) business days following the expiration of the aforenoted sixty
  (60) day period.

        The consideration for this conveyance shall be the sum of (i) that portion of the Purchase Price, as defined in the Purchase and Sale Agreement, heretofore paid by Assignor to Assignee, less and except any interest paid, and (ii) actual out-of-pocket expenditures made by Assignor with respect to the Property which were incurred and paid by Assignor ("Purchase Price"). The Purchase Price shall be paid in cash at the time of the passing of the act of sale, which shall occur at the offices of the
  Assignee  within   ten  (10)  business  days   of  Assignor's  receipt  of
  notification of Assignee's election to purchase.

        Assignor shall convey the Property to Assignee, free and clear of any and all liens, mortgages, claims, overriding royalty interests, production payments or other burdens which may have been created by, through or under Assignor.

        Any notice provided or permitted to be given under this Option Agreement shall be in writing, and may be served by personal delivery, by depositing same in the mail, addressed to the party to be notified, postage prepaid, and registered or certified with a return receipt requested or by facsimile transmission. Notice deposited in the mail in the manner hereinabove described shall be deemed to have been given and received on the date of the delivery as shown on the return receipt. Notice served in any other manner shall be deemed to have been given and
  received  only  in and  when  actually received  by  the  addressee.   For
  purposes of notice, the addresses of the parties shall be as follows:

           Assignor's Mailing Address:

           Reading & Bates Development Co.
           901 Threadneedle, Suite 200
           Houston, Texas 77079
           Attention:  Wayne K. Hillin, Esq.
           Telephone:  (713) 496-5000
           Fax:  (713) 496-0285

           Assignee's Mailing Address:

           Enserch Exploration, Inc.
           4849 Greenville Avenue, Suite 1200
           Dallas, Texas 75206
           Attention:  James K. Teringo, Jr., Esq.
           Telephone:  (214) 987-6651
           Fax:  (214) 987-6475

  Each party shall have the right, upon giving ten (10) days prior notice to the other in the manner hereinabove provided, to change its address for purposes of notice.

        IN WITNESS WHEREOF, this Assignment is executed in multiple originals and in the presence of the undersigned witnesses on this 18th day of October, 1995, but to be effective as of the Effective Date.


  WITNESSES:                               ASSIGNOR:

                                           READING & BATES DEVELOPMENT CO.


  _____________________________________    By:_______________________________
                                              D. C. Toalson
  Name:________________________________       President
        (Please Print)


  ______________________________________

  Name:_________________________________
        (Please Print)


                                            ASSIGNEE:

                                            ENSERCH EXPLORATION, INC.

  _______________________________________   By:______________________________
                                               R. L. Kincheloe
  Name:    James K. Teringo, Jr.               Senior Vice President
                                               Offshore and International

  _______________________________________

  Name:__________________________________
        (Please Print)


  STATE OF TEXAS

  COUNTY OF DALLAS

        BEFORE ME, the undersigned authority, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared:

        D. C. TOALSON, to me personally known to be the person whose name is subscribed to the foregoing instrument, who declared and acknowledged to me, notary, in the presence of the undersigned competent witnesses, that he executed the above and foregoing instrument in his capacity as President of Reading & Bates Development Co., a Delaware corporation, on behalf of said corporation with full authority, and that the said instrument is the free act and deed of the said corporation, and was executed for the uses, purposes and benefits therein expressed.

        THUS  DONE, READ AND SIGNED in the State and County aforesaid, in the
  presence         of         _________________________________          and
  ____________________________,  competent  witnesses, on  the  18th  day of
  October, 1995.

  WITNESSES:


  __________________________________    ___________________________________
                                        D. C. Toalson


  __________________________________


  ___________________________________
  Notary Public
  in and for State of Texas
  My Commission expires:______________



  STATE OF TEXAS

  COUNTY OF DALLAS

        BEFORE ME, the undersigned authority, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared:

        R. L. KINCHELOE, to me personally known to be the person whose name is subscribed to the foregoing instrument, who declared and acknowledged to me, notary, in the presence of the undersigned competent witnesses, that he executed the above and foregoing instrument in his capacity as Senior Vice President, Offshore and International of Enserch Exploration, Inc., a Texas corporation, on behalf of said corporation with full authority, and that the said instrument is the free act and deed of the said corporation, and was executed for the uses, purposes and benefits therein expressed.

        THUS DONE, READ AND SIGNED in the State and  County aforesaid, in the
  presence  of  James   K.  Teringo,  Jr.  and  ___________________________,
  competent witnesses, on the 18th day of October, 1995.

  WITNESSES:


  ___________________________________  _________________________________
  James K. Teringo, Jr.                R. L. Kincheloe


  __________________________________




                 ______________________________________________
                 Notary Public
                 in and for State of Texas
                 My Commission expires:______________



                         EXHIBIT 1 TO OPTION AGREEMENT

                                    PART (a)
                              LEASEHOLD INTERESTS

  1. LEASE OCS-G 8504. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of June 1, 1986, by and between the United States of America, as Lessor, and Placid Oil Company, et al., as Lessees, bearing Serial No. OCS-G 8504 covering all of Block 209, Green Canyon, OCS Official Protraction Diagram, NG 15-3.

              Working Interest            13.333333%
              Net Revenue Interest        11.616868%

  2. LEASE OCS-G 7049. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of June 1, 1984, by and between the United States of America, as Lessor, and Placid Oil Company, et al., as Lessees, bearing Serial No. OCS-G 7049 covering all of Block 254, Green Canyon, OCS Official Protraction Diagram, NG 15-3.

              Working Interest            20.000000%
              Net Revenue Interest        17.3506665%

  3. LEASE OCS-G 8010. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of July 1, 1985, by and between the United States of America, as Lessor, and Placid Oil Company, et al., as Lessees, bearing Serial No. OCS-G 8010 covering all of Block 298, Green Canyon, OCS Official Protraction Diagram, NG 15-3.

              Working Interest             20.00000%
              Net Revenue Interest         17.35066%

  4. LEASE OCS-G 8012. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of July 1, 1985, by and between the United States of America, as Lessor, and Placid Oil Company, et al., as Lessees, bearing Serial No. OCS-G 8012 covering all of Block 342, Green Canyon, OCS Official Protraction Diagram, NG 15-3.

              Working Interest               20.00000%
              Net Revenue Interest           17.35066%

  5. LEASE OCS-G 8876. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of June 1, 1987, by and between the United States of America, as Lessor, and Hunt Petroleum Corporation, et al., as Lessees, bearing Serial No. OCS-G 8876 covering all of Block 297, Green Canyon, OCS Official Protraction Diagram, NG 15-3.

              Working Interest                20.000000%
              Net Revenue Interest            16.833333%

  6. LEASE OCS-G 13171. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of May 1, 1991, by and between the United States of America, as Lessor, and Exxon Corporation, as Lessees, bearing Serial No. OCS-G 13171 covering all of Block 341, Green Canyon, OCS Official Protraction Diagram, NG 15-3.

              Working Interest                20.000000%
              Net Revenue Interest            17.500000%

  7. LEASE OCS-G 13696. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of July 1, 1992, by and between the United States of America, as Lessor, and Exxon Corporation, as Lessees, bearing Serial No. OCS-G 13696 covering all of Block 210, Green Canyon, OCS Official Protraction Diagram, NG 15-3.

              Working Interest                20.000000%
              Net Revenue Interest            17.500000%

  8. LEASE OCS-G 8000. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of July 1, 1985, by and between the United States of America, as Lessor, and Placid Oil Company, et al., as Lessees, bearing Serial No. OCS-G 8000 covering all of Block 213, Green Canyon, OCS Official Protraction Diagram, NG 15-3.

              Working Interest                 20.00000%
              Net Revenue Interest             17.35066%

  9. LEASE OCS-G 8006. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of July 1, 1985, by and between the United States of America, as Lessor, and Placid Oil Company, et al., as Lessees, bearing Serial No. OCS-G 8006 covering all of Block 258, Green Canyon, OCS Official Protraction Diagram, NG 15-3.

              Working Interest                    20.00000%
              Net Revenue Interest                17.35066%

  10. LEASE OCS-G 8005. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of July 1, 1985, by and between the United States of America, as Lessor, and Amerada Hess, et al., as Lessees, bearing Serial No. OCS-G 8005 covering all of Block 253, Green Canyon, OCS Official Protraction Diagram, NG 15-3.

              Working Interest                  20.000000%
              Net Revenue Interest              16.500000%



                                    PART (b)
                                   EQUIPMENT

  1.    WELLS:
                              WORKING               REVENUE
                              INTEREST              INTEREST

     A. OCS-G 7049 #3         20.00000%             17.350665%
     B. OCS-G 7049 #4         20.00000%             17.350665%
     C. 0CS-G 7049 #4ST1      20.00000%             17.350665%
     D. OCS-G 7049 #5         20.00000%             17.350665%

  2.    TEMPLATE:

     That certain three well drilling template acquired, inter alia, by Seller for use in connection with the drilling of the OCS-G 7049 #5 Well.